                                                                    EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of November 13, 2003 by and among Encore Acquisition Company, a Delaware corporation (the "Company"), J.P. Morgan Partners (SBIC), LLC, a Delaware limited liability company ("JPMorgan Partners"), and Warburg, Pincus Equity Partners L.P., a Delaware limited partnership ("Warburg Pincus" and, together with JPMorgan Partners, the "Holders").

         WHEREAS, each Holder owns the shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company set forth opposite such Holder's name on Schedule I to this Agreement under the caption "Shares Owned as of November 13, 2003";

         WHEREAS, the Company has entered into an underwriting agreement dated as of the date hereof (the "Underwriting Agreement") with the underwriters named therein (the "Underwriters") pursuant to which the Company is offering to sell to the public for cash (the "Public Offering") (i) 8,000,000 shares (the "Underwritten Shares") of its Common Stock (the closing of such offer and sale is hereinafter referred to as the "Initial Closing" and the date of such Initial Closing is hereinafter referred to as the "Initial Closing Date"), and (ii) in the event the underwriters exercise their over-allotment option pursuant to
Section 2 of the Underwriting Agreement, up to an additional 1,200,000 shares (the "Option Shares" and, together with the Underwritten Shares, the "Shares") of its Common Stock (the closing of each such offer and sale is hereinafter referred to as an "Option Closing" and the date of such Option Closing is hereinafter referred to as an "Option Closing Date"), in each case pursuant to the Company's registration statement on Form S-3 (No. 333-106943) (as amended to the date hereof, the "Registration Statement") and a prospectus supplement (together with the prospectus included in the Registration Statement, the "Prospectus") filed pursuant to Rule 424 under the Securities Act of 1933, as amended;

         WHEREAS, on the Initial Closing Date, each Holder desires to sell to the Company, and the Company desires to purchase from each Holder, the number of shares of Common Stock set forth opposite such Holder's name on Schedule I hereto under the caption "Shares Subject to Initial Purchase" (such purchase and sale being hereinafter referred to as the "Initial Purchase"); and

         WHEREAS, on each Option Closing Date, (i) JPMorgan Partners desires to sell to the Company, and the Company desires to purchase from JPMorgan Partners, a number of shares of Common Stock equal to the number of shares of Common Stock to be sold by the Company to the underwriters on the Option Closing Date, provided that the maximum number of shares to be so purchased shall be limited to the number of shares of Common Stock owned by JPMorgan Partners on such Option Closing Date, and (ii) to the extent shares of Common Stock to be sold by the Company to the underwriters on the Option Closing Date exceeds the number of shares of Common Stock then-owned by JPMorgan Partners, Warburg Pincus desires to sell to the Company, and the Company desires to purchase from Warburg Pincus, a number of shares of Common Stock equal to the excess of (A) the number of shares of Common Stock to be sold by the Company to the underwriters on the Option Closing Date, less (B) the number of shares of

Common Stock owned by JPMorgan Partners as of such Option Closing Date (collectively, such purchases and sales being hereinafter referred to as the "Option Purchase");

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

         1. PURCHASE AND SALE OF COMMON STOCK; CLOSING.

                 1.1 Purchase and Sale of Common Stock. On the basis of the representations and warranties contained herein and subject to the terms and conditions hereof:

                        (a) on the Initial Closing Date, each Holder agrees to sell to the Company, and the Company agrees to purchase from each Holder, the number of shares of the Common Stock set forth opposite such Holder's name in the column entitled "Shares Subject to Initial Purchase" on Schedule I hereto at a price per share of $19.3775 (the "Per Share Price"), which price represents the price per share to be received by the Company from the Public Offering less Estimated Expenses (as defined herein) of $0.0625 per share; and

                        (b) on each Option Closing Date, (i) JPMorgan Partners agrees to sell to the Company, and the Company agrees to purchase from JPMorgan Partners, a number of shares of Common Stock equal to the number of shares of Common Stock to be sold by the Company to the underwriters on the Option Closing Date, provided that the maximum number of shares to be so purchased shall be limited to the number of shares of Common Stock owned by JPMorgan Partners on such Option Closing Date, and (ii) to the extent shares of Common Stock to be sold by the Company to the underwriters on the Option Closing Date exceeds the number of shares of Common Stock then-owned by JPMorgan Partners, Warburg Pincus agrees to sell to the Company, and the Company agrees to purchase from Warburg Pincus, a number of shares of Common Stock equal to the excess of (A) the number of shares of Common Stock to be sold by the Company to the underwriters on the Option Closing Date, less (B) the number of shares of Common Stock owned by JPMorgan Partners as of such Option Closing Date.

                 1.2 Closing.

                        (a) Subject to satisfaction or waiver of the conditions set forth herein, the closing of the Initial Purchase shall take place at the offices of Baker Botts LLP, 910 Louisiana Street, Houston, Texas 77002, at 9:00 a.m., Houston time, on the Initial Closing Date (or at such other time or place as shall be mutually agreed upon by the parties hereto). The parties agree that the Initial Closing Date is November 19, 2003.

                        (b) In the event the Underwriters exercise their over-allotment option, and subject to satisfaction or waiver of the conditions set forth herein, the closing of the Option Purchase shall take place at 9:00 a.m., Houston time, on the Option Closing Date at the location describe in
Section 1.2(a) of this Agreement (or at such other time or place as shall be mutually agreed upon by the parties hereto).

                        (c) At each Closing, each Holder shall deliver to the Company the certificate or certificates representing the shares of Common Stock to be sold by such Holder, duly endorsed in blank or accompanied by separate stock powers so endorsed.

                        (d) On each Closing Date, the Company shall pay to each Holder the Per Share Price for each share of Common Stock to be purchased by the Company from such Holder by wire transfer of immediately available funds to an account designated in writing by such Holder.

         2. REPRESENTATIONS AND WARRANTIES OF EACH HOLDER. Each Holder, severally and not jointly, represents and warrants to the Company, with respect to itself only, as follows:

                 2.1 Existence and Power. Each Holder has been duly organized and is validly existing and in good standing as a limited partnership or limited liability company, as the case may be, under the laws of its jurisdiction of formation or organization, with the requisite power and authority to execute and deliver this Agreement and consummate the transactions and perform each of its obligations contemplated hereby.

                 2.2 Authority; Enforceability. The execution and delivery of this Agreement by the Holder and the consummation by the Holder of each of the transactions and the performance by the Holder of each of its obligations contemplated hereby have been duly and properly authorized by all necessary action on the part of the Holder. This Agreement has been duly executed and delivered by the Holder and constitutes the valid and legally binding obligation of such Holder, enforceable against such Holder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 2.3 Ownership of Common Stock. The Holder is the record and beneficial owner of the shares of Common Stock set forth opposite such Holder's name in the column entitled "Shares Owned as of November 13, 2003" on Schedule I to this Agreement, and such shares of Common Stock are free and clear of all mortgages, pledges, security interests, liens, claims, encumbrances, equities or other restrictions (collectively, the "Liens"). Upon payment for the shares of Common Stock to be sold by such Holder in accordance with the terms and conditions of this Agreement, the Company will acquire good and valid title to such shares free and clear all Liens.

                 2.4 No Conflicts. The execution and delivery of this Agreement by the Holder and the consummation by the Holder of each of the transactions and the performance by the Holder of each of its obligations contemplated hereby (i) do not conflict with or violate (whether with or without notice or a lapse of time or both), require the consent of any Person to or otherwise result in a material detriment to the Holder under its organizational documents or any agreement to which it is a party or any law or order applicable to it, in each case in a manner that could reasonably be expected to materially hinder or impair the completion of any of the transactions contemplated hereby or have a material adverse effect on the business, properties, condition (financial or otherwise), liabilities or prospects of the Holder; and (ii) do not impose any penalty or other onerous condition on the Holder that could reasonably be expected to materially hinder or impact the completion of any of the transactions contemplated hereby. As used herein, the term "Person" means a natural person, corporation, limited liability company, venture, partnership, trust, unincorporated organization, association or other entity.

                  2.5 No Governmental Approvals. No approval from any Governmental Entity is required by or with respect to the Holder in connection with the execution and delivery by the Holder of this Agreement or the consummation by the Holder of the transactions contemplated hereby, except for any such approval the failure of which to be made or obtained (i) has not impaired and could not reasonably be expected to impair the ability of the Holder to perform its obligations under this Agreement in any material respect and (ii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by this Agreement. As used herein, the term "Governmental Entity" means any agency, bureau, commission, authority, department, official, political subdivision, tribunal or other instrumentality of any government, whether (i) regulatory, administrative or otherwise; (ii) federal, state or local or (iii) domestic or foreign.

                  2.6 Independent Investigation. Holder (a) has the requisite knowledge, sophistication and experience in order to fairly evaluate a disposition of the shares of Common Stock to be sold by such Holder hereunder, including the risks associated therewith, and (b) has adequate information and has made its own independent investigation and evaluation to the extent it deems necessary or appropriate concerning the properties, business and financial condition of the Company to make an informed decision regarding the sale of such shares of Common Stock pursuant to this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Holder as follows:

                  3.1 Existence and Power. The Company has been duly formed and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with the requisite corporate power and authority to execute and deliver this Agreement and consummate the transactions and perform each of its obligations contemplated hereby.

                  3.2 Authority; Enforceability. The execution and delivery of this Agreement by the Company and the consummation by the Company of each of the transactions and the performance by the Company of each of its obligations contemplated hereby have been duly and properly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.3 No Conflicts. The execution and delivery of this Agreement by the Company and the consummation of each of the transactions and the performance of each of the obligations contemplated hereby (i) do not conflict with or violate (whether with or without notice or a lapse of time or both), require the consent of any Person to or otherwise result in a material detriment to the Company under its organizational documents or any agreement to which it is a party or any law or order applicable to it, in each case in a manner that could reasonably be expected to materially hinder or impair the completion of any of the transactions contemplated hereby or have a material adverse effect on the business, properties, condition

(financial or otherwise), liabilities or prospects of the Company; and (ii) do not impose any penalty or other onerous condition on the Company that could reasonably be expected to materially hinder or impact the completion of any of the transactions contemplated hereby.

                  3.4 No Governmental Approvals. No approval from any Governmental Entity is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for any such approval the failure of which to be made or obtained (i) has not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement in any material respect and (ii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by this Agreement.

         4. CONDITIONS TO CLOSING.

                  4.1 Conditions to Obligations of the Company. The obligation of the Company to purchase the shares of Common Stock hereunder is subject to the satisfaction or waiver on or prior to the Initial Closing Date and each Option Closing Date of each the following conditions:

                        (a) No action, claim, suit, hearing, complaint, demand, injunction, litigation, judgment, arbitration, order, decree, ruling or governmental investigation or proceeding shall be pending or threatened by any Governmental Entity, and no such Governmental Entity shall have issued any injunction, judgment or order, which shall remain in effect, that would prevent the consummation of the transactions contemplated by this Agreement.

                        (b) The closing of the Public Offering shall have occurred in accordance with the terms of the Underwriting Agreement or, with respect to the Option Shares, the Option Closing shall have occurred in accordance with the terms of the Underwriting Agreement.

                        (c) Each Holder shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Initial Closing Date and the Option Closing Date, as the case may be.

                        (d) The representations and warranties of each Holder contained in this Agreement and in any certificate or other writing delivered by each Holder pursuant hereto shall be true and correct in all material respects on and as of the date hereof and on and as of the Initial Closing Date or the Option Closing Date, as the case may be, as though made on and as of such date.

                        (e) The Company shall have received a certificate signed by a duly authorized representative of each Holder to the effects set forth in
Section 4.1(c) and (d) above.

                        (f) Each Holder shall have executed and delivered to the Company that certain Registration Rights Waiver in substantially the form attached hereto as Exhibit A.

                        (g) Each Holder shall have executed and delivered to Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. a lock-up agreement in form and substance reasonably satisfactory to Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

                  4.2 Conditions of Obligations of Holders. The obligation of each Holder to sell the shares of Common Stock hereunder is subject to the satisfaction or waiver on or prior to the Initial Closing Date and each Option Closing Date of each the following conditions:

                        (a) No action, claim, suit, hearing, complaint, demand, injunction, litigation, judgment, arbitration, order, decree, ruling or governmental investigation or proceeding shall be pending or threatened by any Governmental Entity, and no such Governmental Entity shall have issued any injunction, judgment or order, which shall remain in effect, that would prevent the consummation of the transactions contemplated by this Agreement.

                        (b) The closing of the Public Offering shall have occurred in accordance with the terms of the Underwriting Agreement or, with respect to the Option Shares, the Option Closing shall have occurred in accordance with the terms of the Underwriting Agreement.

                        (c) The Company shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Initial Closing Date and the Option Closing Date, as the case may be.

                        (d) The representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true and correct in all material respects on and as of the date hereof and on and as of the Initial Closing Date or the Option Closing Date, as the case may be, as though made on and as of such date.

                        (e) Each Holder shall have received a certificate signed by a duly authorized officer of the Company to the effects set forth in Section 4.2(c) and (d) above.

         5. GOVERNMENTAL FILINGS. Each Holder shall make all filings with any Governmental Entity required by such Holder in connection with the execution and delivery by such Holder of this Agreement or the consummation by such Holder of the transactions contemplated hereby, including without limitation, all filings with the Securities and Exchange Commission required pursuant to the Securities Exchange Act of 1934, as amended.

         6. GENERAL PROVISIONS.

                  6.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

                  If to JPMorgan Partners, to:

                           J.P. Morgan Partners (SBIC), LLC
                           1221 Avenue of the Americas
                           New York, New York 10020-1080
                           Attention:  Mr. Arnold L. Chavkin
                           Facsimile:  (212) 899-3401

                           with a copy (which shall not constitute notice), to:

                           O'Melveny & Myers, LLP
                           30 Rockefeller Plaza
                           New York, New York  10112
                           Attention:  John J. Suydam, Esq.
                           Facsimile:  (212) 728-5950

                  If to Warburg Pincus, to:

                           Warburg, Pincus Equity Partners L.P.
                           466 Lexington Avenue
                           New York, New York 10017
                           Attention:  Mr. Howard H. Newman
                           Facsimile:  (212) 922-0933

                           with a copy (which shall not constitute notice), to:

                           Warburg Pincus
                           466 Lexington Avenue
                           New York, New York  10017
                           Attention:  Scott A. Arenare, Esq.
                           Facsimile:  (212) 922-0933

                  If to the Company, to:

                           Encore Acquisition Company
                           777 Main Street, Suite 1400
                           Fort Worth, Texas  76102
                           Attention:  Mr. Jon S. Brumley
                           Facsimile:  (817) 877-1655

                           with a copy (which shall not constitute notice), to:

                           Baker Botts L.L.P.
                           910 Louisiana
                           Houston, Texas 77002
                           Attention: Sean T. Wheeler, Esq.
                           Facsimile: (713) 229-7868

         All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt. By notice given in accordance with this Section 6.1 to the other party, any party may change its address for the receipt of notices under this Agreement.

                  6.2 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  6.3 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  6.4 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without reference to its conflict of laws principles.

                  6.5 Public Announcements. Each party agrees that, except as may be required by applicable law or any listing agreement with any national securities exchange, such party will not issue any press release or make any public statement with respect to this Agreement or the transactions contemplated hereby without obtaining the prior written consent of the other party.

                  6.6 Section Headings. The captions and headings appearing at the beginning of the various sections of this Agreement are for convenience of reference only and shall not be given any effect whatsoever in the construction or interpretation of this Agreement.

                  6.7 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, this being in addition to any other remedy to which they are entitled at law or in equity.

                  6.8 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                  6.9 Expenses.

                        (a) Whether or not the transactions contemplated by this Agreement are consummated, each Holder shall pay the fees and expenses of its counsel, investment bankers, financial advisors, accountants and other experts and the other expenses incident to the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby.

                        (b) If the Initial Closing does not occur, the Holders will reimburse the Company for all reasonable fees and expenses (collectively, "Expenses") incident to the negotiation, execution and delivery of, the performance of the Company's obligations under and the consummation of the transactions contemplated by this Agreement and the Underwriting Agreement, including without limitation, (i) the costs incident to the authorization, registration, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the registration of the Shares under the Securities Act and the preparation, printing and filing under the Securities Act of the preliminary prospectus supplement and the final prospectus supplement (including, in each case, the base prospectus filed therewith and all amendments and supplements thereto) and the distribution (including mailing and shipping) thereof; (iii) the costs of word processing, reproducing and distributing this Agreement and the Underwriting Agreement; (iv) the fees and expenses of the Company's counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Underwriters may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (ix) all expenses incurred by the Company in connection with any "road show" presentation to potential investors;
(x) all expenses and application fees related to the listing of the Shares on the New York Stock Exchange; and (xi) any other reasonable fees and expenses of the Company and the Pricing Committee (or any of its members) of the Board of Directors of the Company incurred in connection therewith; provided that if the Initial Closing does not occur based upon material adverse information relating to the Company that is not known by or available (upon request from the Company or otherwise) to the Holders on the date hereof, the Holders shall not be liable for the reimbursement of any Expenses pursuant to this Section 6.9(b).

                        (c) If the Initial Closing does occur, an estimate of the Expenses (the "Estimated Expenses") shall be deducted in calculating the Per Share Price as provided in Section 1.2. Within 45 days following the Initial Closing Date, the parties shall agree on the actual amount of the Expenses (the "Actual Expenses") incurred by the Company and the Pricing Committee (or any of its members) of the Board of Directors of the Company in connection with the transactions contemplated hereby (including, without limitation, Expenses incurred in connection with any Option Closing) and (i) in the event the Actual Expenses exceed the Estimated Expenses, the Holders shall reimburse the Company for such difference or (ii) in the event the Estimated Expenses exceed the Actual Expenses, the Company shall reimburse the Holders for such difference.

                        (d) Any payment of expenses by the Holders or reimbursement of the Holders by the Company hereunder shall be made pro rata based on the number of shares of Common Stock purchased by the Company from such Holder pursuant to the terms of this Agreement.

                  6.10 No Indemnity. Notwithstanding anything herein or in any other agreement to the contrary, no party to this Agreement shall have any obligation to indemnify any other party to this Agreement in connection with any matter related to or arising out of the Public Offering or the subject matter of this Agreement.

                  6.11 Termination. Notwithstanding any provision in this Agreement to the contrary, this Agreement (other than the terms of Sections 6.9 and 6.10, which shall remain in full force and effect) shall terminate in the event the Underwriting Agreement is terminated in accordance with the terms contained therein.

                  6.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any party may execute this Agreement by the delivery of a facsimile signature, which signature shall have the same force and effect as an original signature. Any party that delivers a facsimile signature shall promptly thereafter deliver an originally executed signature to the other party; provided, however, that the failure to deliver an original signature page shall not affect the validity of any signature delivered by facsimile.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

                             ENCORE ACQUISITION COMPANY


                             By: /s/ JON S. BRUMLEY
                                 -----------------------------------------------
                             Name:  Jon S. Brumley
                                   ---------------------------------------------
                             Title: President
                                    --------------------------------------------


                             J.P. MORGAN PARTNERS (SBIC), LLC


                             By: /s/ CHRISTOPHER BEHRENS
                                 -----------------------------------------------
                             Name: Christopher Behrens
                                   ---------------------------------------------
                             Title: Partner
                                    --------------------------------------------


                             WARBURG, PINCUS EQUITY PARTNERS L.P.

                             By: Warburg, Pincus & Co., its general partner


                                 By: /s/ SCOTT A. ARENARE
                                     -------------------------------------------
                                 Name: Scott A. Arenare
                                       -----------------------------------------
                                 Title: Partner
                                        ----------------------------------------

                                   SCHEDULE I

                             SHARES OF COMMON STOCK

                                         SHARES OWNED AS OF     SHARES SUBJECT TO      SHARES SUBJECT TO
             HOLDER                      NOVEMBER 13, 2003      INITIAL PURCHASE        OPTION PURCHASE
------------------------------------     ------------------     ------------------     ------------------
J.P. Morgan Partners (SBIC), LLC ...              6,866,643              6,000,000                866,643
Warburg, Pincus Equity Partners L.P.              9,613,300              2,000,000                333,357
                                         ------------------     ------------------     ------------------
     Total .........................             16,479,943              8,000,000              1,200,000

                                                                       Exhibit A

                           REGISTRATION RIGHTS WAIVER

         THIS REGISTRATION RIGHTS WAIVER, dated as of November 13, 2003 and effective as of July 10, 2003 (this "Waiver"), is among Encore Acquisition Company, a Delaware corporation (the "Company"), and Holders of Registrable Securities. Capitalized terms used but not defined in this Waiver have the meanings set forth in the Registration Rights Agreement, dated as of August 18, 1998 (the "Agreement"), between the Company and each of the parties listed on the execution page thereof.

         WHEREAS, Holders have rights under the Agreement to include Registrable Securities for resale under certain registration statements filed by the Company under the Securities Act of 1933, as amended (the "Securities Act");

         WHEREAS, the Company has filed a shelf Registration Statement on Form S-3 (Registration No. 333-106943) (as amended from time to time, the "Shelf Registration Statement") with the Securities and Exchange Commission for the registration and issuance from time to time of up to an aggregate of $400,000,000 of senior debt securities, subordinated debt securities, preferred stock and common stock of the Company, and the Shelf Registration Statement has become effective;

         WHEREAS, the Company desires that the Holders waive their rights to include their Registrable Securities for resale under the Shelf Registration Statement; and

         WHEREAS, Section 4(b) of the Agreement provides that provisions of the Agreement may be waived with the written consent of (i) Holders of at least 66 2/3% in aggregate of the number of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent and (ii) so long as he remains chief executive officer of the Company, I. Jon Brumley;

         NOW THEREFORE, Holders of Registrable Securities and the Company agree as follows:

         1. Each Holder hereby waives all rights it has under the Agreement to receive prior written notice of the Company's intention to register its securities under the Shelf Registration Statement or under any other registration statement filed by the Company under the Securities Act prior to the date hereof (the "Prior Registration Statements").

         2. Each Holder hereby waives all rights it has under the Agreement to include Registrable Securities for resale under the Shelf Registration Statement and any Prior Registration Statements.

         3. Each Holder also hereby waives all rights it has under the Agreement to include Registrable Securities for resale under any registration statement filed under Rule 462(b) of the Securities Act relating to an offering of securities registered under the Shelf Registration Statement.

         4. This Waiver is expressly limited to the items identified in Sections 1, 2 and 3 hereof and nothing contained herein shall be deemed to be a waiver of any other obligation of the Company to the Holders or of any other right of the Holders contained in the Registration Rights Agreement.

         5. This Waiver will become effective on execution by (i) the Company,
(ii) Holders holding the requisite percentage of Registrable Securities required to consent to this Waiver under Section 4(b) of the Agreement and (iii) I. Jon Brumley, notwithstanding the refusal or failure of any other Holder to execute this Waiver. Except as set forth in this Waiver, the Agreement shall remain in full force and effect and shall be otherwise unaffected by this Waiver.

         6. This Waiver may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7. THIS WAIVER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE.

                           [Signature Page(s) Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the date first written above.

                                ENCORE ACQUISITION COMPANY


                                By:
                                    --------------------------------------------
                                     Jon S. Brumley
                                     President

                                HOLDERS:

                                J.P. MORGAN PARTNERS (SBIC), LLC


                                By:
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                Number of Registrable Securities: 6,866,643 shares of common stock, par value $.01 per share

                                WARBURG, PINCUS EQUITY PARTNERS L.P.

                                By: Warburg, Pincus & Co., its general partner


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                Number of Registrable Securities: 9,613,300 shares of common stock, par value $.01 per share


                                ------------------------------------------------
                                I. Jon Brumley

                                Number of Registrable Securities: 1,759,000 shares of common stock, par value $.01 per share


                                ------------------------------------------------
                                Jon S. Brumley
                                Number of Registrable Securities: 424,349 shares of common stock, par value $.01 per share